UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant  ☒     Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Walgreens Boots Alliance, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V58904-P19234 108 WILMOT ROAD DEERFIELD, IL 60015 WALGREENS BOOTS ALLIANCE, INC. 2025 Annual Meeting Vote by January 29, 2025 11:59 PM ET You invested in WALGREENS BOOTS ALLIANCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on January 30, 2025. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and fiscal 2024 Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting them prior to January 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* January 30, 2025 8:30 AM, Central Time Virtually at: www.virtualshareholdermeeting.com/WBA2025

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and vote on these important matters.

Voting Items		Board Recommends
Company Proposals		
1.	Election of 12 directors named in the proxy statement:	
	Nominees:	
1a.	Janice M. Babiak	For
1b.	Inderpal S. Bhandari	For
1c.	Ginger L. Graham	For
1d.	Bryan C. Hanson	For
1e.	Robert L. Huffines	For
1f.	Valerie B. Jarrett	For
1g.	John A. Lederer	For
1h.	Stefano Pessina	For
1i.	Thomas E. Polen	For
1j.	Nancy M. Schlichting	For
1k.	William H. Shrank, M.D.	For
1l.	Timothy C. Wentworth	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Approval of the Amended and Restated 2021 Omnibus Incentive Plan.	For
4.	Approval of the Amended and Restated Walgreens Boots Alliance, Inc. Employee Stock Purchase Plan.	For
5.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2025.	For
6.	Approval of an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation.	For
Stockholder Proposal		
7.	Stockholder proposal requesting a report on cigarette waste.	Against

NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V58905-P19234